UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	Commission File No.)	(IRS Employer Identification No.)

3790 Park Central Blvd North

Pompano Beach, Florida 33064

(Address of principal executive offices and zip code)

(954) 917-4114

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 8.01

Other Events

On October 1, 2007, Imperial Industries, Inc. issued a press release announcing the appointment of Joseph B. Shetler as Vice President-Corporate Development of its subsidiary Just-Rite Supply, Inc. The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description
99.1	Press Release dated October 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Principal Executive Officer

Dated:   October 1, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 1, 2007